Exhibit 10.34

GUARANTOR NAME AND ADDRESS	LENDER NAME AND ADDRESS
ALL AMERICAN CO-OP	Winona National Bank	Number 71490
PO BOX 125	204 Main St PO Box 499	Amount 2,040,000.00
STEWARTVILLE, MN 55976	Winona, MN 55987	Date 4/11/08
GUARANTY
DATE. The date of this Guaranty is APRIL 11, 2008
     For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and to induce Lender (with its participants, successors and assigns), at its option, at any time or from time to time to make loans or extend other accommodations to or for the account of MinnErgy, LLC ______ (Borrower) or to engage in any other transactions with Borrower, the Guarantor hereby absolutely and unconditionally guarantees to the Lender the full and prompt payment when due, whether at maturity or earlier by reason of acceleration or otherwise, of the debts, liabilities and obligations described as follows:
     INDEBTEDNESS.
☑ Specific Debts. The Guarantor guarantees to Lender the payment and performance of the debt, liability or obligation of Borrower to Lender evidenced by or arising out of the following: Note #71490 APRIL 11, 2008
In The Amount of $2,040,000.00 and any extensions, renewals or replacements thereof (Indebtedness).
☐ All Debts. Except as this Guaranty may otherwise provide, the Guarantor guarantees to Lender the payment and performance of each and every debt, liability and obligation of every type and description which Borrower may now or at any time hereafter owe to Lender (whether such debt, liability or obligation now exists or is hereafter created or incurred, and whether it is or may be direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, or joint, several, or joint and several; all such debts, liabilities and obligations (Indebtedness)). Without limitation, this Guaranty includes the following described debt(s):

     Exclusions.
☑. Guarantor will be liable for $100,000.00 of the principal amount of the Indebtedness outstanding at default and for all of the accrued interest, and the expenses of collection, enforcement or protection of Lender’s rights and remedies under this Guaranty, including reasonable attorneys’ fees.
☐ Guarantor’s liability will not exceed ______ % of the Indebtedness outstanding at default and all of the accrued interest, and the expenses of collection, enforcement or protection of Lender’s rights and remedies under this Guaranty, including reasonable attorneys’ fees.
☐ Indebtedness Excludes:
SECURITY.
☑. the Guaranty is unsecured.
☐ secured by

IL only ☐ CONFESSION OF JUDGMENT. If Guarantor defaults, it authorizes any attorney to appear in a court of record and confess judgment against it in favor of Lender. The confession of judgment may be without process and for any amount due on this Guaranty including collection costs and reasonable attorneys’ fees.
PA only ☐WARRANT OF AUTHORITY TO CONFESS JUDGMENT. Upon default; in addition to all other remedies and rights available to Lender, by signing below Guarantor irrevocably authorizes the prothonotary, clerk, or any attorney to appear in any court of record having jurisdiction over this matter and to confess judgment against Guarantor at any time without stay of execution. Guarantor waives notice, service of process and process. Guarantor agrees and understands that judgment may be confessed against Guarantor for any unpaid principal, accrued interest and accrued charges due on this Note, plus collection costs and reasonable attorneys’ fees up to 15 percent of the judgment. The exercise of the power to confess judgment will not exhaust this warrant of authority to confess judgment and may be done as often as Lender elects. Guarantor further understands that Guarantor’s property may be seized without prior notice to satisfy the debt owed. Guarantor knowingly, intentionally, and voluntarily waives any and all constitutional rights Guarantor has to pre-deprivation notice and hearing under federal and state laws and fully understands the consequences of this waiver.
By signing immediately below, Guarantor agrees to the terms of •the WARRANT OF AUTHORITY TO CONFESS JUDGMENT section.
SIGNATURES. By signing under seal, Guarantor agrees to the terms contained in this Guaranty (including those on page 2). Guarantor also acknowledges receipt of a copy of this Guaranty.
GUARANTOR:

ALL AMERICAN CO-OP

Entity Name	(Seal)	Entity Name	(Seal)

GLENN M. LUTTEKE, GENERAL MANAGER

Name, Title	(Seal)	Name, Title	(Seal)

/s/ Glenn M. Lutteke General Manager

Name, Title	(Seal)	Name, Title	(Seal)